UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2024

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775 624 4817

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2024, at the 2024 Annual Meeting (the “Annual Meeting”) of the stockholders of GlobalTech Corporation (the “Company,” “GlobalTech”, “we,” “our,” or “us”), the stockholders of the Company approved the adoption of the GlobalTech Corporation 2024 Equity Incentive Plan (the “2024 Plan”) in accordance with the voting results set forth below under Item 5.07. The 2024 Plan was originally approved by the Board of Directors of the Company on September 25, 2024, subject to stockholder approval and the 2024 Plan became effective at the time of stockholder approval.

The material terms of the 2024 Plan were described in the Company’s Definitive Proxy Statement on Schedule 14A under the caption “Proposal No. 3 – Adoption of the GlobalTech Corporation 2024 Equity Incentive Plan” filed with the Securities and Exchange Commission (SEC) on October 17, 2024 (the “Proxy Statement”). The 2024 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2024 Plan is the sum of (i) 7.5 million (7,500,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2025 and ending on (and including) April 1, 2034, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 7.5 million (7,500,000) shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. Notwithstanding the foregoing, no more than a total of 75,000,000 shares of common stock (or awards) may be issued or granted under the 2024 Plan in aggregate, and no more than 75,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

The above description of the 2024 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2024 Plan, which is attached hereto as Exhibit 10.1, and is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders representing 134,917,269 shares of the Company’s common stock entitled to vote at the Annual Meeting were present in person or by proxy representing 96.5% of the voting shares issued and outstanding on the record date of October 8, 2024, and constituting a quorum to conduct business at the Annual Meeting.

The following proposals were voted on at the Annual Meeting (as described in greater detail in the  Proxy Statement), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

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Proposal 1

The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified:

	For	Withhold	Broker Non-Votes
Dana Green	134,917,269	—	—
Charles J. Bartolotta	134,917,269	—	—
James A. Gibbons	134,917,269	—	—
Mehmet Ulema	134,917,269	—	—
Mehdi Mohamed Jawad Abdullah Al Abduwani	134,917,269	—	—

Proposal 2

A management proposal to ratify the appointment of Saeed Kamran & Co., as the Company’s independent auditors for the fiscal year ending December 31, 2024, was approved.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 3

The GlobalTech Corporation 2024 Equity Compensation Plan, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 4

A prior amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000 (the “1st Ratification Proposal”), was approved, ratified and validated.

For	Against	Abstain	Broker Non-Votes
134,917,252	—	17	—

Proposal 5

A prior amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation”, was approved, ratified and validated.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 6

An amendment to the Company’s Articles of Incorporation, as amended (and restated) to approve a reverse stock split of the Company’s outstanding common stock, by a ratio of between one-for-two to one-for-ten inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 5, 2025, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

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Proposal 7

Amended and Restated Articles of Incorporation (the “Restated Articles”) of the Company, which Restated Articles also include the below amendments to effect material changes set forth as separate Proposals 8(a) through 8(f), were approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 8(a)

The part of the Restated Articles providing for the authorization of 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 8(b)

The part of the Restated Articles providing for authorization to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes (“NRS”), was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 8(c)

The part of the Restated Articles providing for the limitation of the liability of the directors and the officers to the fullest extent permitted by the NRS, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 8(d)

The part of the Restated Articles allowing the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

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Proposal 8(e)

The part of the Restated Articles opting out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 8(f)

The part of the Restated Articles opting out of NRS 78.378 to NRS 78.3793, the Nevada Control Share Act, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

Proposal 9

The adjournment or postponement of the Annual Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the 1st Ratification Proposal, was approved and adopted.

For	Against	Abstain	Broker Non-Votes
134,917,269	—	—	—

While Proposal No. 9 was approved, because the 1st Ratification Proposal was also approved, the approval of Proposal No. 9 had no effect.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	GlobalTech Group, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: December 11, 2024

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